UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

WASTE CONNECTIONS, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-31507	94-3283464
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2295 Iron Point Road, Suite 200, Folsom, CA	95630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 608-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During our earnings conference call on April 26, 2011, we highlighted the following outlook for the second quarter 2011.

(Dollar amounts are approximations)

For the second quarter of the year, we estimate our revenue to be approximately $378 million to $382 million. We estimate organic growth to be between 3.5% and 4%, with the components as follows: core pricing growth of almost 3%; surcharge growth of a little more than 0.5%; volume growth to be slightly negative; and recycling, intermodal and other growth to be between 0.5% and 1%. Operating income before depreciation, amortization and accretion expense is estimated to be between $123.5 million and $124.5 million, reflecting a margin a little above 32.5%. We are forecasting fuel as a percentage of revenue to be up about one percentage point year-over-year in the second quarter at current market prices. Depreciation and amortization expense is estimated to be approximately 11.3% of revenue.  Operating income is estimated to be almost 21.5% of revenue.  We expect net interest expense to be approximately $11.1 million. We expect our effective tax rate to be about 39.2%.   Noncontrolling interests expense is estimated to be $225,000.  We expect our fully diluted share count to be approximately 114.7 million shares, excluding the impact of any stock option exercise activity or additional share repurchases that we may complete during the quarter.

These estimates assume no change in the current economic environment and exclude the impact of any additional acquisitions that may close during the quarter as well as the expensing of any acquisition-related costs.

We also updated our full year 2011 guidance, last highlighted during our earnings conference call on February 9, 2011. We expect net pricing to be slightly higher than our previous expectations, averaging a little more than 3% for the full year. Approval by the Internal Revenue Service of the anticipated change in method for landfill depreciation at most of our remaining sites will reduce cash taxes by about $8 million during the second quarter. We are still trending to the original $1.375 billion in revenue guidance provided in February, excluding acquisitions completed since then. The County Waste acquisition should add a little more than $90 million of reported revenue to our original expectations for the year, and operating income before depreciation, amortization and accretion as a percentage of revenue is still approaching our previously guided 32.5%. We expect full year free cash flow to trend towards $240 million.

Operating income before depreciation, amortization and accretion is considered a non-GAAP financial measure, and is provided supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry.  We define operating income before depreciation, amortization and accretion as operating income, plus depreciation and amortization expense, plus closure and post-closure accretion expense, plus or minus any gain or loss on disposal of assets. This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures.  Management uses operating income before depreciation, amortization and accretion as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations.  Other companies may calculate this measure differently.

Free cash flow, a non-GAAP financial measure, is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. Waste Connections defines free cash flow as net cash provided by operating activities, plus proceeds from disposal of assets, plus or minus change in book overdraft, plus excess tax benefit associated with equity-based compensation, less capital expenditures for property and equipment and distributions to noncontrolling interests. This measure is not a substitute for, and should be used in conjunction with, GAAP liquidity or financial measures. Management uses free cash flow as one of the principal measures to evaluate and monitor the ongoing financial performance of the Company’s operations. Other companies may calculate free cash flow differently.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report are forward-looking in nature, including statements related to expected share repurchases, recycled commodity prices, expected contribution from closed acquisitions, future acquisition activity, expected margin expansion, free cash flow growth and earnings per share growth, and our second quarter and full year 2011 outlook. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy. Our business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following:  (1) our acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (2) a portion of our growth and future financial performance depends on our ability to integrate acquired businesses into our organization and operations; (3) downturns in the worldwide economy adversely affect operating results; (4) our results are vulnerable to economic conditions and seasonal factors affecting the regions in which we operate; (5) we may be subject in the normal course of business to judicial, administrative or other third party proceedings that could interrupt or limit our operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity; (6) we may be unable to compete effectively with larger and better capitalized companies and governmental service providers; (7) we may lose contracts through competitive bidding, early termination or governmental action; (8) price increases may not be adequate to offset the impact of increased costs or may cause us to lose volume; (9) increases in the price of fuel may adversely affect our business and reduce our operating margins; (10) increases in labor and disposal and related transportation costs could impact our financial results; (11) efforts by labor unions could divert management attention and adversely affect operating results; (12) we could face significant withdrawal liability if we withdraw from participation in one or more underfunded multiemployer pension plans in which we participate; (13) increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings; (14) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit our ability to grow through acquisitions; (15) our indebtedness could adversely affect our financial condition; we may incur substantially more debt in the future; (16) each business that we acquire or have acquired may have liabilities or risks that we fail or are unable to discover, including environmental liabilities; (17) liabilities for environmental damage may adversely affect our financial condition, business and earnings; (18) our accruals for our landfill site closure and post-closure costs may be inadequate; (19) the financial soundness of our customers could affect our business and operating results; (20) we depend significantly on the services of the members of our senior, regional and district management team, and the departure of any of those persons could cause our operating results to suffer; (21) our decentralized decision-making structure could allow local managers to make decisions that adversely affect our operating results; (22) we may incur charges related to capitalized expenditures of landfill development projects, which would decrease our earnings; (23) because we depend on railroads for our intermodal operations, our operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (24) our financial results are based upon estimates and assumptions that may differ from actual results; (25) the adoption of new accounting standards or interpretations could adversely affect our financial results; (26) our financial and operating performance may be affected by the inability to renew landfill operating permits, obtain new landfills and expand existing ones; (27) future changes in laws or renewed enforcement of laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results; (28) fluctuations in prices for recycled commodities that we sell and rebates we offer to customers may cause our revenues and operating results to decline; (29) extensive and evolving environmental, health, safety and employment laws and regulations may restrict our operations and growth and increase our costs; (30) climate change regulations may adversely affect operating results; (31) extensive regulations that govern the design, operation and closure of landfills may restrict our landfill operations or increase our costs of operating landfills; (32) alternatives to landfill disposal may cause our revenues and operating results to decline; and (33) unusually adverse weather conditions may interfere with our operations, harming our operating results.  These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
	BY:	/s/ Worthing F. Jackman
Date: April 26, 2011		Worthing F. Jackman, Executive Vice President and Chief Financial Officer